UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 13, 2006
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-16760 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada (Address of Principal Executive Offices)	89109 (Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
     On December 13, 2006, MGM MIRAGE, a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”), between the Company, on the one hand, and Barclays Capital Inc. (“Barclays”) and each of the underwriters named therein, for whom Barclays is acting as representative, on the other hand, with respect to the issue and sale of $750,000,000 aggregate principal amount of the Company’s 7.625% Senior Notes due 2017. The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-133925) previously filed with the Securities and Exchange Commission. The Underwriting Agreement is filed as Exhibit 1 to this Current Report and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.

Exhibit No.	Description of Exhibit
1	Underwriting Agreement, dated December 13, 2006, by and between MGM MIRAGE, on the one hand, and Barclays Capital Inc. for itself and as representative of the underwriters named therein, on the other hand.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: December 18, 2006	By:	/s/ Bryan L. Wright
		Name:	Bryan L. Wright
		Title:	Senior Vice President, Assistant General Counsel & Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

1	Underwriting Agreement, dated December 13, 2006, by and between MGM MIRAGE, on the one hand, and Barclays Capital Inc. for itself and as representative of the underwriters named therein, on the other hand.

4